 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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IDO Security Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IDO SECURITY INC.
17 STATE STREET
NEW YORK, NEW YORK 10004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that 2009 annual meeting (the “Annual Meeting”) of the stockholders of IDO SECURITY INC. (the “Company”) will be held at 12:30 p.m., on December 24, 2009, at the Company’s premises at17 State Street, New York, NY 10004  to

(i)	elect three directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

(ii)
amend the Company’s certificate of incorporation to increase the number of shares of common stock, par value $.001 per share, that the Company is authorized to issue from 2,000,000,000 to 5,000,000,000;

(iii)	amend the Company’s 2007 Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder from 3,000,000 to 100,000,000 shares;

(iv)	amend the Company’s 2007 Non-Employee Directors Stock Option Plan to increase the number of shares of Common Stock issuable thereunder from 1,000,000 to 50,000,000 shares;

(v)	ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent public accountants for the year ending December 31, 2009; and

(vi)	transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on October 26, 2009, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. We are using the Securities and Exchange Commission (the “ SEC ”) rules that allow issuers to furnish proxy materials to their stockholders through the Internet. We believe these rules allow us to provide you with important information, while reducing the environmental impact of our annual meeting and lowering printing and delivery costs. On or about November 13, 2009, we will be mailing our Notice of Internet Availability of Proxy Materials to our stockholders, which contains instructions for our stockholders’ use of this new process, including how to access our Proxy Statement,  the 2008 annual report on Form 10-K and the quarterly report on Form 10-Q for the three months ended June 30, 2009, and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the Proxy Statement, the 2008 annual report on Form 10-K and the quarterly report on Form 10-Q for the three months ended June 30, 2009.

By Order of the Board of Directors

/s/ Michael Goldberg
Michael J. Goldberg
President and Chief Executive Officer

November 13, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON DECEMBER 24,  2009 — THE PROXY STATEMENT ARE AVAILABLE AT HTTPS://MATERIALS.PROXYVOTE.COM/449399 WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE. YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY ALSO MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IDO SECURITY INC.
17 STATE STREETNEW YORK
 NEW YORK 10004

PROXY STATEMENT

For the Annual Meeting of Stockholders
to be held on December 24, 2009

This Proxy Statement is being sent to the stockholders of IDO Security Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors” or the “Board”) for use at the 2009 annual meeting (the “Annual Meeting”) of the Company’s stockholders (the “Stockholders”) to be held at the Company’s premises at 17 State Street, New York, NY 10004 on December 24,  2009, at 12:30 p.m., and any adjournment(s) thereof.

Our Board of Directors has made these proxy materials available to you on the Internet on or about November 13, 2009 at https://materials.proxyvote.com/449399 and on the website described in the Notice of Internet Availability of Proxy Materials (the “ Notice ”), mailed to stockholders of record and beneficial holders. Alternatively, upon your request, printed versions of these proxy materials will be delivered to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at our Meeting. Our stockholders are invited to attend the Meeting and are requested to vote on the proposals described in this proxy statement. These proxy materials include: our proxy statement for (and notice of) the annual meeting; and our Annual Report on Form 10-K for the year ended December 31, 2008, which includes our annual audited financial statements for fiscal 2008, and our quarterly report on Form 10-Q for the three months ended June 30, 2009. If you requested printed versions of these proxy materials by mail, these proxy materials also include our proxy card or a voting information card for submitting your vote in writing to us or your broker, as the case may be.

Pursuant to rules adopted by the SEC, we have this year elected to provide stockholders with Internet access to our proxy materials. Doing so allows us to further our environmental objectives and the prudent use of resources by limiting waste generated from our annual meeting. Accordingly, we are sending the Notice to our stockholders of record and beneficial owners of our stock, and filing the Notice with the SEC, on or about November 13, 2009. In addition to our proxy materials being available for review at https://materials.proxyvote.com/449399, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by contacting us at our offices.

At the Meeting, the Stockholders will be asked to:

(i)	elect three directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

(ii)
amend the Company’s certificate of incorporation to increase the number of shares of common stock, par value $.001 per share, that the Company is authorized to issue from 2,000,000,000 to 5,000,000,000 (the “Authorized Share Increase”);

(iii)	amend the Company’s 2007 Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder from 3,000,000 to 100,000,000 shares;

(iv)	amend the Company’s 2007 Non-Employee Directors Stock Option Plan to increase the number of shares of Common Stock issuable thereunder from 1,000,000 to 50,000,000 shares;

(v)	ratify the appointment of Rotenberg Meril Solomon Bertiger & Guttilla, P.C. as the Company’s independent public accountants for the year ending December 31, 2009; and

(vi)	transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

To have a valid meeting of the stockholders, a quorum of the Company's stockholders is necessary. A quorum shall consist of a majority of the shares of the Common Stock issued and outstanding and entitled to vote on the Record Date present in person or by proxy at the Meeting. Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later-dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 5,000,000,000; (iii) FOR the proposal to amend the 2007 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder to 100,000,000; (iv) FOR the proposal to amend the 2007 Directors Plan to increase the number of shares of Common Stock available for issuance thereunder to 50,000,000, (v) FOR the ratification of the appointment of Rotenberg as the Company’s independent public accountants for the year ending December 31, 2009; and (vii) in the discretion of the proxies named in the proxy on any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

VOTING RIGHTS

All voting rights are vested exclusively in the holders of Common Stock. Only holders of Common Stock of record at the close of business on October 26, 2009 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, there were a total of 1,982,916,988 shares of Common Stock outstanding. Each holder of Common Stock entitled to vote at the Annual Meeting is entitled to one vote for each share held.

Stockholders representing a majority of the Common Stock issued and outstanding as of the Record Date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment(s) thereof. Abstentions and shares held of record by a broker for which the broker has discretionary authority or instructions to vote the shares are counted as shares that are present at the meeting for purposes of determining a quorum. Assuming a quorum is present at the Annual Meeting for the particular proposal to be acted on, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (election of directors), the affirmative vote of a majority of the shares issued and outstanding is required for approval of Proposal No. 2 (increase in authorized Common Stock), and the affirmative vote of a majority of the shares in person or by proxy is required for approval of Proposal No. 3 (increase in shares of common stock subject to 2007 Equity Incentive Plan), Proposal No. 4 ( increase in shares of common stock subject to 2007 Non- Employee Directors Stock Option Plan and Proposal No. 5 (ratification of independent public accountants. If you hold shares in a brokerage account, then:

●With respect to Proposal No. 1 (Election of Directors), under currently applicable rules your broker is entitled to vote your shares on these matters if no instructions are received from you. Abstentions may not be specified as to the election of directors, but you may withhold your vote as to any nominee.

●With respect to Proposal No. 2 (Increase Authorized Shares of Common Stock) and Proposal No. 5(Ratification of Independent Public Accountants), your broker is entitled to vote your shares on these matters if no instructions are received from you. Abstentions and broker non-votes will be counted as votes against Proposal Nos. 2 and 6.

●With respect to Proposal No. 3  (Increase in Common Stock Available under the 2007 Equity Incentive Plan) and Proposal No. 4 (Increase in Common Stock Available Under 2007 Directors Plan), your failure to give voting instructions to your broker will result in a broker non-vote since your broker is not entitled to vote your shares on these matters unless it receives instructions from you. Broker non-votes and abstentions are not considered as votes cast and, therefore, will be counted neither for nor against Proposals No. 3 and 4.

Proposal No. 3 (Increase in Common Stock Available under the 2007 Equity Incentive Plan) and Proposal No. 4 (Increase in Common Stock Available Under 2007 Directors Plan) will be effected only if Proposal No.2 (Increase Authorized Shares of Common Stock) is approved.

How Can I Vote Without Attending the Meeting?

There are three convenient methods for registered stockholders to direct their vote by proxy without attending the Annual Meeting:

●
Vote by Internet. You can vote via the Internet. The website address for Internet voting is provided on your Notice or proxy card. You will need to use the control number appearing on your Notice or proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 23, 2009. Internet voting is available 24 hours a day. If you vote via the Internet you do NOT need to vote by telephone or return a proxy card.

●
Vote by Telephone. You can also vote by telephone by calling the toll-free telephone number provided on the Internet link on your Notice or on your proxy card. You will need to use the control number appearing on your Notice or proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on December 23, 2009. Telephone voting is available 24 hours a day. If you vote by telephone you do NOT need to vote over the Internet or return a proxy card.

●
Vote by Mail. If you received a printed copy of the proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company’s directors and the Named Executive Officers (as defined below) and (c) all current directors and executive officers of the Company as a group.

In accordance with the rules of the SEC, the table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and warrants within 60 days of Record Date. Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. We have calculated the percentages of shares beneficially owned based on 1,982,916,988 shares of common stock outstanding at the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock
Michael Goldberg President and acting Chief Executive Officer c/o 17 State Street New York, NY	1,115,625	(1)	0.06%

Henry Shabat Chief Operating Officer of IDO Security Ltd. c/o 17 State Street New York,, NY	210,000	(2)	0.01%

Irit Reiner Director c/o 17 State Street New York,, NY	22,279,861	(3)	1.13%

John Mitola Director c/o 17 State Street New York, NY	100,000	(4)	0.01%

All directors and officers as a group	6,105,625		$1.20%

* Less than 1%.

(1)	Represent shares of Common stock issuable upon exercise of employee stock options.
(2)
Represent shares of Common stock issuable upon exercise of employee stock options. Does not include an additional 30,000 shares issuable upon exercise of employee stock options scheduled to vest over the next 6 months.

(3)
Comprised of (i) 22,179,861 shares of Common Stock held by Ms. Reiner’s husband and (ii) 100,000 shares issuable upon exercise of stock options issued to Ms. Reiner for services rendered as a director of our company. Does not include warrants to purchase an additional 200,000 shares of Common Stock issuable upon conversion of convertible debt securities and warrants held by Ms. Reiner husband. The warrants and convertible debt instruments contain provisions that prohibit the exercise of such warrants and/or conversion of the convertible debt instruments if following such exercise or conversion the aggregate holdings of such person would exceed 4.9% of the then issued and outstanding shares of our Common Stock.

(4)	Represent shares of Common stock issuable upon exercise of employee stock options.
(5)
Includes 3,300,000 shares to which the stockholder holds an irrevocable proxy to vote these shares on all matters submitted to stockholders. The selling stockholder disclaims any beneficial interest in the shares to which he holds a proxy.

EXECUTIVE COMPENSATION

  The following table sets forth all compensation for each of the last two fiscal years awarded to, or earned by, our Chief Executive Officer and the most highly compensated executive officer other than the Chief Executive Officer serving as such at the end of 2008 whose total compensation exceeded $100,000 for the year ended December 31, 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary		Bonus	Option Awards (1)		Total
Michael Goldberg,	2008	$198,000	(2)	—	$565,033	(3)	$763,033
President and Acting Chief Executive Officer (and Principal Financial Officer) (2)	2007	$115,500	(4)	—	$1,997,677	(5)	$2,113,177
Henry Shabbat, Chief Operating	2008	$72,000		—	$216,572	(6)	$288,572
Officer of IDO Security Ltd.	2007	$36,000		—	$312,068	(7)	$348,068

1. Amounts in this column reflect the expense recognized by us for accounting purposes calculated in accordance with FASB Statement of Financial Accounting Standards No. 123R (“FAS 123R”) with respect to employee stock options that we issued. The assumptions used to calculate the fair value of stock option grants under FAS 123R, were: expected holding period of seven years, risk free interest rate of 5.09%, no dividend yield and volatility of 134.97%.

2. Of the amount earned, approximately $95,000 was paid and $103,000 was deferred as of December 31, 2008.

3. Reflects the vesting in 2008 of options to purchase 337,500 shares of common stock (of a total of 1,200,000) that were previously awarded in June 2007.

4. Mr. Goldberg’s paid employment with the Company began as of July 1, 2007. Mr. Goldberg’s total annual salary is $198,000. Of the amount actually earned through December 31, 2007, $27,000 has been deferred (as of such date). Mr. Goldberg received the deferred salary in 2008.

5. Reflects the granting in 2007 of options to purchase 1,200,000 shares of common stock that were awarded in June 2007. Of such amount, 693,750 options vested in 2007.

6. Reflects the vesting in 2008 of options to purchase 120,000 shares of common stock (of a total of 240,000) that were previously awarded in July 2007.

7. Reflects the granting in 2007 of options to purchase 240,000 shares of common stock that were awarded in July 2007. Of such amount, 60,000 options vested in 2007

Employment/Consulting Agreements

Michael Goldberg . On June 20, 2007, we entered into an employment agreement with Mr. Goldberg, which became effective as of July 2, 2007, pursuant to which Mr. Goldberg was retained as our President at an annual salary of $198,000, payable monthly. Mr. Goldberg agreed to defer $4,500 of his monthly gross salary until such time as the Company shall have concluded permanent financing, which period ended in January 2008. The employment agreement has an initial term of one year; thereafter, the employment agreement provides that it is to be renewed automatically for additional one year periods unless either party shall advise the other 90 days before expiration of the initial (or a renewal term) of its intention to not renew the agreement beyond its then scheduled expiration date. Mr. Goldberg can terminate the employment agreement and the relationship thereunder at any time upon 60 days’ notice. If during the initial term the Company were to terminate the agreement for any reason other than “Just Cause” (as defined the employment agreement), then the Company is to pay to Mr. Goldberg the salary then payable under the agreement through the scheduled expiration of the initial term; if such termination for any reason other than “Just Cause” were to take place during a renewal period, then the Company is to pay to Mr. Goldberg an amount equal to three months’ salary. Under the agreement, Mr. Goldberg was awarded options to purchase 1,200,000 shares of the Company’s common stock, of which options for 525,000 shares, at a per share purchase price of $0.17, shall be fully vested at the time of grant and options for the remaining shares are to vest in equal installments of 84,375 shares at the end of each calendar quarter, beginning September 30, 2007, at per share exercise prices ranging between $0.25 and $1.25. Mr. Goldberg has served as our Acting Chief Executive Officer since June 2006.

Henry Shabbat . On July 1, 2007, IDO Ltd. and Henry Shabat Ltd., a company owned by Mr. Henry Shabat, entered into a Management Agreement pursuant to which Mr. Shabat is to serve as IDO Ltd.’s Chief Operating Officer. Under the management agreement, Mr. Shabat is to be paid a monthly fee of $6,000. The management agreement has an initial term of one year; thereafter, the management agreement provides that it is to be renewed automatically for additional one year periods unless either party shall advise the other 90 days before expiration of the initial (or a renewal term) of its intention to not renew the agreement beyond its then scheduled expiration date. Mr. Shabat was awarded options to purchase 240,000 shares of the Company’s common stock, which are scheduled to vest in equal installments of 30,000 shares at the end of each 90 day period following the execution of the management agreement. The per share exercise price range between $0.17 and $1.67 (post split level). The employment agreement also includes certain customary confidentiality and non-compete provisions that prohibit the executive from competing with the Company or soliciting the Company’s employees for 12 months following the termination of his retention.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — DECEMBER 31, 2008

The following table sets forth information as of December 31, 2008, concerning unexercised options for the purchase of common stock held by the named executive officers.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Michael Goldberg	525,000	—	$0.17	6/20/14
	84,375	—	0.25	9/30/14
	84,375	—	0.42	12/30/14
	84,375	—	0.58	3/31/15
	84,375	—	0.72	6/30/15
	84,375	—	0.95	9/30/15
	84,375	—	1.08	12/30/15
		84,375	1.17	3/31/16
		84,375	1.25	6/30/16
Henry Shabat	30,000	—	$0.17	9/30/14
	30,000	—	0.25	12/31/14
	30,000	—	0.42	3/31/15
	30,000	—	0.58	6/30/15
	30,000	—	0.72	9/30/15
	30,000	—	0.95	12/31/15
		30,000	1.08	3/31/16
		30,000	1.17	6/30/16

Compensation of Directors

          It is our policy to reimburse our directors for reasonable expenses incurred in traveling to and from board or committee meetings.

The following table sets forth all compensation for the last fiscal year awarded to, or earned by, our Directors.

Name	Fees Earned		Option Awards(1)		Total
Irit Reiner	$21,000	(2)	$153,396	(3)	$174,396
John Mitola	$48,000	(4)	$—	(5)	$48,000

1.
Amounts in this column reflect the expense recognized by the Company for accounting purposes calculated in accordance with FASB Statement of Financial Accounting Standards No. 123R (“FAS 123R”) with respect to employee stock options issued under the Company’s 2005 Incentive Plan. Options are discussed in further detail in the Outstanding Equity Awards at Fiscal Year End Table.

2.	Represents payment to Ms. Reiner for attendance at Board meetings and other services rendered to the Company.

3.
Reflects the vesting of options issued in 2008 to purchase 100,000 shares of common stock. The assumptions used to calculate the fair value of stock option grants under FAS 123R, were: expected holding period of five years, risk free interest rate of 2.98%, no dividend yield and volatility of 134.97%.

4.	The entire amount has been deferred by the director.

5.
Represents the vesting of options for the purchase of up to 100,000 shares of common stock granted to Mr. Mitola in September 2007 at the per share exercise price of $1.00 which vest in 36 monthly installments. As of December 31, 2008, all of the 100,000 option shares, were vested.

INFORMATION RELATING TO DIRECTORS EXECUTIVE OFFICERS AND KEY
EMPLOYEES WHO ARE NOT DIRECTOR NOMINEES

Below is certain information relating to a director and an executive officer and the sole key employee of the Company who are not also members of the Board of Directors or director nominees:

Ray Willenberg, age 58, has served as a director since August 3, 2009. Mr. Willenberg is Chairman of the Board of Directors and Executive Vice President of Rim Semiconductor, a fab less semiconductor company, a position he has held since March 2002. From April 1997 to March 2002, Mr. Willenberg served as President, Chief Executive Officer and  Chairman of the Board of Rim Semiconductor. He was elected a director in October 1996. Mr. Willenberg joined Rim Semiconductor as Vice President and corporate Secretary in 1996. Mr. Willenberg also serves as President of LIT Consulting Inc. which  advises and consults with public and private Companies on Financing,  Mergers, Acquisitions and Public Awareness. From 1972 to 1995, Mr. Willenberg was Chief Executive Officer of Mesa Mortgage Company in San Diego, California.

Henry Shabbat, age 70, has served as the Chief Operating Officer of our subsidiary IDO Security Ltd. since July 2007. Since June 2002, Mr. Shabat has provided consulting and managerial services primarily related to the homeland security field, including development and manufacturing of communications and aeronautical systems, police and security encrypted communications systems and border control systems.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain Relationships and Related Transactions

One of the individual investors who advanced the Company $200,000 in connection with the private placement of the notes in March 2007 is the spouse of Ms. Irit Reiner, one of the Company’s non-employee directors.

IDO Ltd. sub-leased office space from a private company wholly-owned by Mr. Gil Stiss, IDO Ltd.’s Chief Scientist and a director on of IDO Ltd. The sub-lease expired in March 2008 and, from the date of expiration through November 15, 2008, we were leasing the premises on a month-to-month basis at a monthly rate of approximately $1,256 per month. On November 16, 2008, we moved to new premises.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 , as amended, requires each of our officers and directors and each person who owns more than 10% of a registered class of our equity securities to file with the SEC an initial report of ownership and subsequent reports of changes in such ownership. Such persons are further required by SEC regulation to furnish us with copies of all Section 16(a) forms (including Forms 3, 4 and 5) that they file. Based solely on our review of the copies of such forms received by us with respect to fiscal year 2008, or written representations from certain reporting persons, we believe all of our directors and executive officers met all applicable filing requirements for the fiscal year ended December 31, 2008.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
INFORMATION AS TO NOMINEES FOR DIRECTOR

The persons named below have been nominated for election as directors by the Board of Directors. If elected, each nominee will hold office until the 2010 annual meeting of the stockholders.

It is the intention of the persons named in the proxy to vote FOR the election of the three persons named in the table below as directors of the Company, unless authority to do so is withheld. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxy will be voted (in the discretion of the persons named therein) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board is not aware of any circumstances likely to cause any nominee to become unavailable for election.

The following table sets forth the name, age and position of each director nominee:

Name	Age	Position
Michael Goldberg	60	President, Acting Chief Executive Officer and Director

Irit Reiner	52	Director

John Mitola	43	Director

The business experience, principal occupations and employment, as well as the periods of service, of each of the Company’s directors during at least the last five years are set forth below.

Michael Goldberg   has served as a director and Acting Chief Executive Officer since July 2006, and President since June 2007. Mr. Goldberg serves as Chief Executive Officer of Rx Medical Services Corp., a position he has held from May 1991. RXM was a medical company, which at one time managed and owned small rural hospitals, clinical laboratories and MRI/CT centers and is now inactive. Mr. Goldberg currently also serves as a Director of Kreisler Industries a publicly traded aero-space engineering company and serves on its Audit and Compensation committee. Mr. Goldberg also consults for both private and public companies.

Irit Reiner   has served as a director since June 2006. Ms. Reiner possesses approximately 25 years experience in the field of arranging and overseeing the provision of recreational touring services to individuals and groups. From January 2002 to March 2006, Ms. Reiner devoted the majority of her time to completing the requisite coursework and obtaining an MBA in business administration from the Jerusalem School of Business Administration at the Hebrew University in Jerusalem (October 2002 to June 2004) and from September 2004 to March 2006 she was enrolled in a post graduate course at the Israel Management Center. From February 1997 to April 2002 she was affiliated with Diesenhuas Peltours, an Israeli based tour operator with various branch offices throughout Israel, where she oversaw the management and operation of several of their branch offices.

John Mitola   has served as a director since September 2007. Mr. Mitola is currently a managing partner with Kingsdale Capital International, a private equity and capital advisory firm specializing in merchant banking. Mr. Mitola also currently serves as Chairman of the Illinois Toll Highway Authority, a position to which he was appointed in March 2003. From January 2000 to February 2006, he served as chief executive officer of Electric City Corp. He possesses over 20 years experience in the energy and environmental industries, real estate development, venture capital, engineering and construction.

There are no family relationships between any of the above directors, and, except as described above, there is no arrangement or understanding between any of the above directors and any other person pursuant to which the director was elected to hold office.

All directors hold office until the next annual meeting of stockholders and the election and qualification of a successor.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD MEETINGS

The Board met three times during the year ended December 31, 2008. No director who served during the 2008 fiscal year attended fewer than 75% of the meetings of the Board or of the committees of the Board of which he was a member.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, though it encourages directors to attend such meetings.

At present we do not have a separately designated standing audit committee. The entire board of directors is acting as our Company’s Audit Committee, as specified in section 3(a)(58)(b) of the Exchange Act. The board of directors has determined that at present we have no audit committee financial expert serving on the Audit Committee.

At present, we do not have a separately designated compensation committee. We currently also do not have a nominating committee. Instead, nominations for the election of directors have been handled by the full Board of Directors, which permits all directors to participate in the process. Due to the small size of the Company and its Board of Directors, the Company believes that this is appropriate.

In identifying and evaluating candidates to be nominated for election as directors, the Board seeks individuals with relevant experience who can add to the ability of the Board to fulfill its fiduciary obligations and stated business goals. Director candidates must also have high personal and professional ethics, integrity and values. Additionally, director nominees must have sufficient time to devote to the Company’s affairs.

As a small company, we have generally used an informal process to identify and evaluate director candidates. We have encouraged both independent directors and directors that are not independent to identify nominees for the Board of Directors. The Company has not paid any third party a fee to assist in the nomination process or to identify or evaluate candidates.

The Company will consider candidates that are nominated by its stockholders. The name, business experience and other relevant background information of a candidate should be sent to the Chief Executive Officer who will then forward such information to the independent directors for their review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. Other than candidates submitted by its directors and executive officers, the Company has never received a proposed candidate for nomination from any security holder that beneficially owned more than 5% of the Common Stock.

The Company has not, to date, implemented a policy or procedure by which its stockholders can communicate directly with its directors. Due to the small size of the Company and its resources, the Company believes that this is appropriate.

Director Independence

The Board believes that John Mitola meets the independence criteria set out in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers and the rules and other requirements of the SEC.

CODE OF ETHICS

We have adopted a code of ethics in compliance with Item 406 of Regulation S-B that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We undertake herewith to provide by mail to any person without charge, upon request, a copy of such code of ethics if we receive the request in writing by mail to the address listed on the cover page of this Report on Form 10-K.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF ALL OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF SHARES OF COMMON STOCK
THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 5,000,000,000 SHARES.

The Company's Certificate of Incorporation presently authorizes the issuance by the Company of up to 2,020,000,000 shares of stock, consisting of 2,000,000,000 shares of Common Stock and 20,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). As of the Record Date there were 1,982,916,988 shares of Common Stock issued and outstanding and also 65,000 shares of Preferred Stock outstanding which were designated as Series A Convertible Preferred Stock, par value $0.001 per share. As of the Record Date, we have reserved approximately an additional 9,156,816 shares of Common Stock in respect of shares issuable upon exercise of warrants and stock options issued to employees, directors, service providers and certain investors. However, for the reasons explained below, we currently do not have a sufficient number of authorized shares issuable upon conversion of the convertible debentures that we issued in December 2007 (the “December 2007 Debentures”) and the convertible securities that we issued in December 2008.

With respect to the December 2007 Debentures, we are required to make monthly principal and accrued interest payments with respect thereto, which payments may, at our option, be made in shares of our Common Stock at a rate equal to the lower of (i) $0.15 and (ii) 75% of the average of the closing bid price of our Common Stock on the over-the-counter market for the five trading days preceding the date of payment. The effective date of payment is on the 24 th of each calendar month. Our repayment schedule began on April 2008 and is to continue through December 2009. We have been making payments in shares of our Common Stock. However, beginning December 1, 2008 and continuing through the August 7, 2009, our stock price has fluctuated between $0.08 and $$0.0003. As of the Record Date, we had approximately $4.5 million outstanding on the December 2007 notes. In connection  with the  most recent issuance of shares as repayment,   we issued shares at a conversion rate of approximately $0.005. If we apply an assumed conversion price of $0.005 as a guide to the number of shares that we may need to reserve in respect of the December 2007 Notes, then, unless there is a sustained increase in our closing stock price, we will need to issue approximately 900,000,000 shares to pay the outstanding principal amount of the December 2007 Notes. In connection with the issuance of the December 2007 Notes, we also issued warrants for 5,404,550 shares of our Common Stock

In addition, in December 2008, we issued approximately $1.1 million in principal amount of our convertible debentures (the December 2008 Notes) and issued 26,664 shares of our Convertible Preferred Stock, with each share of preferred stock having a stated value of $100 (together with the December 2008 Notes, the “December 2008 Securities”). The December 2008 Securities have monthly principal and accrued interest repayment provisions that are substantially similar to the December 2007 Notes and that are scheduled to commence on March 2009 and continue through April 2010.

In 2009, we issued an additional $1,117,500 million in principal amount of our convertible debentures (the 2009 Notes) and issued 27,938 shares of our Convertible Preferred Stock, with each share of preferred stock having a stated value of $100 (together with the 2009 Notes, the “2009 Securities”).

 If we also apply the assumed conversion price of $0.005 as a guide to the number of shares that we may need to reserve in respect of the December 2008 and 2009 Securities, then, unless there is a sustained increase in our stock price, we will need to issue 1,522,000,000 shares to pay the outstanding principal amount of the December 2008 &2009 Securities. In connection with the issuance of the December 2008 & 2009 Securities, we also issued warrants for 14,560,268 shares of our Common Stock

Accordingly, the Board has unanimously approved, and voted to recommend that the stockholders approve, the Authorized Share Increase pursuant to which the number of shares of Common Stock which the Company would be authorized to issue would be increased from 2 billion to 5 billion shares.  If the Charter Amendment is approved by the stockholders at the meeting, the Company intends to file an amendment to its certificate of incorporation (substantially in the form attached hereto as Annex A) with the Department of State of Nevada, as soon as reasonably practicable, and it will become effective upon filing

The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control of the Company by making it more difficult or costly. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company, and has no present intention to use the additional authorized shares to deter a change in control.

Except to satisfy the share reservation requirements referred to above, the Company does not presently have any plans, intentions, agreements, understandings or arrangements regarding the issuance of the proposed additional shares of Common Stock. The Board believes that the increase in the authorized Common Stock also provides the Company with increased flexibility in the future to issue capital stock in connection with public or private offerings, acquisitions, stock dividends, financing transactions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of Common Stock available will give the Company the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive the Company of the flexibility the Board views as important in facilitating the effective use of the Company's stock. Except as otherwise required by applicable law, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

Once the Charter Amendment is filed, the Board of Directors would be able to issue additional shares of Common Stock in its discretion from time to time, subject to the reservation requirements noted above and any applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the stockholders to approve such transaction. The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including future capital-raising transactions involving Common Stock, convertible securities or other equity securities, stock dividends, establishing strategic relationships, and current or future equity compensation plans.

The Authorized Share Increase could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Board. For example, the substantial increase in the number of authorized shares could help management frustrate efforts of shareholders seeking to remove management, could have the effect of limiting shareholder participation in transactions such as merger or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, the board of directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers, or other transactions, even if those transactions are at substantial market premiums and are favored by majority of independent shareholders. Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. Except as described in this paragraph and except for the ability of the Board of Directors to fix by resolution the designations, preferences and relative, participating, optional or other special rights of any series of Preferred Stock, and any qualifications, limitations or restrictions thereof, including without limitation thereof, voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, to the full extent permitted by Nevada law, there are no anti-takeover provisions in the Company’s certificate of incorporation or bylaws and the Company has no plans or proposals to adopt any provisions to its certificate of incorporation or bylaws or enter into other arrangements that may have material anti-takeover consequences.

In addition, on December 29, 2008, our Board of Directors and the majority of our stockholders approved an amendment to our certificate of incorporation to effect a reverse stock split at any ratio within an approved range (defined as between 10-to-1 to 50-to-1) at any time on or before December 31, 2009.  The board of directors has the sole discretion to determine whether or not to effect the reverse stock split and if so, at what ratio within the approved range, at any time on or before December 31, 2009. As of the time of the filing of this proxy statement, the Board of Directors has not effected such reverse stock split and the Board of Directors currently has no plans to effect such reverse stock split.

If our Board elects to implement a reverse stock split, proportional adjustments will not be made to the total number of authorized shares of the Company's Common Stock. Accordingly, the reverse stock split at the specified ratio (at such specified ratio, the  “Effective Reverse Stock Split”) will increase the proportion of authorized but unissued shares of the Company's Common Stock relative to its outstanding and reserved common stock. Pursuant to the Effective Reverse Stock Split, the number of outstanding shares of the Common Stock will be reduced by a factor ranging from ten to fifty, as the Board of Directors may determine. However, the number of shares of Common Stock and Preferred Stock authorized by the Certificate of Incorporation would not be reduced. As illustrated by the table below, this could result in a substantial increase in the authorized shares of Common Stock available for issuance.

The table below illustrates the effect, as of the Record Date, of (A) an Effective Reverse Stock Split at certain ratios within the range of 10-to-1 to 50-to-1 (such range being the “Approved Range”), with and without the Authorized Share Increase, and (B) no Effective Reverse Stock Split both before and after filing the Authorized Share Increase, on (i) the shares of Common Stock outstanding, (ii) the authorized shares of Common Stock reserved for issuance pursuant to options, deferred stock units, warrants, conversion of the Preferred Stock or other arrangements, and (iii) the shares of Common Stock which are neither outstanding nor reserved for issuance and are therefore available for issuance. The table does not take into account fractional shares.

				AUTHORIZED SHARES
				OF COMMON STOCK
				AVAILABLE FOR
				ISSUANCE
				AS A % OF SHARES
				OF COMMON STOCK
			AUTHORIZED SHARES	OUTSTANDING
	SHARES OF	SHARES OF COMMON	OF COMMON STOCK	AND RESERVED
	COMMON STOCK	STOCK RESERVED FOR	AVAILABLE FOR	FOR ISSUANCE
REVERSE STOCK SPLIT RATIO	OUTSTANDING (A)	ISSUANCE (B) (1)	ISSUANCE (C)	(C/(A+B))

No Reverse Stock Split and
no Increase in	1,982,916,988	2,435,959,868	0	0%
Authorized Capital

No Reverse Stock Split and
an Increase in	1,982,916,988	2,435,959,868	581,123,144	13%
Authorized Capital

No Increase in Authorized
Capital and the following
Reverse Stock Splits:

10:1	1,982,916,988	243,595,987	1,558,112,314	353%

20:1	1,982,916,988	121,797,993	1,779,056,157	805%

50:1	1,982,916,988	48,719,197	1,911,622,463	2163%

Increase in Authorized
Capital and the following
Reverse Stock Splits:

10:1	1,982,916,988	243,595,987	4,558,112,314	1032%

20:1	1,982,916,988	121,797,993	4,779,056,157	2163%

50:1	1,982,916,988	48,719,197	4,911,622,463	5558%

1. The reservation requirement utilizes the assumed conversion rate of $0.005 for monthly principal repayments with respect to each of the December 2007 Debentures and the December 2008 & 2009 Securities. If there is a sustained increase in our closing stock price beyond $0.005, then less shares would be issuable under these securities.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCKTHAT THE COMPANY IS AUTHORIZED TO ISSUE TO 5,000,000,000 SHARES.

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S 2007 EQUITY INCENTIVE PLAN
INCREASING THE NUMBER OF SHARES OF COMMON STOCK RESERVED
FOR ISSUANCE THEREUNDER TO 100,000,000 SHARES.

At the  Meeting, the Stockholders will be asked to approve an amendment to the Company’s 2007 Equity Incentive Plan (the “Equity Incentive Plan”) to increase by ninety seven million (97,000,000) the number of shares of Common Stock reserved for issuance under the 2007 Equity Incentive Plan to a total of one-hundred million  (100,000,000) shares. This proposal will be effected only if Proposal No. 1 (Increase Authorized Shares of Common Stock) is approved.

SUMMARY OF THE TERMS OF THE EQUITY INCENTIVE PLAN

The summary of the Equity Incentive Plan below is qualified in its entirety by the Equity Incentive Plan attached hereto as Appendix B.

THE EQUITY INCENTIVE PLAN ADMINISTRATION

The Equity Incentive Plan is administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee composed of at least two members of the Board. The Compensation Committee of the Board, and the Board itself acting in its capacity as administrator of the Equity Incentive Plan, is referred to herein as the "Committee." The Committee is authorized, among other things, to construe, interpret and implement the provisions of the Equity Incentive Plan, to select the key employees to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Equity Incentive Plan.

SHARES AVAILABLE

The aggregate number of shares of Common Stock available for issuance, subject to adjustment as described below, under the Equity Incentive Plan will be 5,000,000.

If any shares of Common Stock subject to an award are forfeited or an award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. If any performance units awarded under the Equity Incentive Plan are forfeited or canceled, the performance units will again be available for awards. If the Committee determines that any stock dividend, recapitalization, split, reorganization, merger, consolidation, combination, repurchase, or other similar corporate transaction or event, affects the Common Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, then the Committee shall adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards, (iii) the aggregate number and kind of shares of Common Stock available, (iv) the number of performance units which may thereafter be granted and the book value of the Company with respect to outstanding performance units, and (v) the exercise price, grant price, or purchase price relating to any award. If deemed appropriate, the Committee may also provide for cash payments relating to outstanding awards, provided, however, in each case that no adjustment shall be made which would cause the plan to violate Section 422(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to ISOs (defined below) or would adversely affect the status of a Performance-Based Award (defined below) as "performance based compensation" under Section 162(m) of the Code. The Committee may also adjust performance conditions and other terms of awards in response to unusual or nonrecurring events or to changes in applicable laws, regulations, or accounting principles, except to the extent that such adjustment would adversely affect the status of any outstanding Performance-Based Awards as "performance-based compensation" under Section 162(m) of the Code.

ELIGIBILITY

Persons eligible to participate in the Equity Incentive Plan include all key employees and consultants of the Company and its subsidiaries, as determined by the Committee. While the specific individuals to whom awards will be made in the future cannot be determined at this time, it is anticipated that currently approximately nine employees presently are eligible for participation in the Equity Incentive Plan.

AWARDS

The Equity Incentive Plan is designed to give the Committee the maximum flexibility in providing incentive compensation to key employees and consultants. The Equity Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, bonus stock, awards in lieu of cash obligations, other stock-based awards and performance units. The Equity Incentive Plan also permits cash payments either as a separate award or as a supplement to a stock-based award, and for the income and employment taxes imposed on a participant in respect of any award.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The Committee can also grant stock appreciation rights ("SARs") entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of an SAR are determined by the Committee, provided that the exercise price of an ISO or SAR may not be less than the fair market value (110% of the fair market value in the case of an ISO granted to a 10% shareholder) of the Common Stock on the date of grant. However, the 2000 Incentive Plan also allows the Committee to grant an option, an SAR or other award allowing the purchase of Common Stock at an exercise price or grant price less than fair market value when it is granted in substitution for some other award or retroactively in tandem with an outstanding award. In those cases, the exercise or grant price may be the fair market value at that date, at the date of the earlier award or at that date reduced by the fair market value of the award required to be surrendered as a condition to the receipt of the substitute award. The terms of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs and relating to exercisability or following termination of employment will be fixed by the Committee. However, no ISO or SAR granted in tandem will have a term exceeding ten years (or shorter period applicable under Section 422 of the Code). Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. The Committee also determines the methods of exercise and settlement and certain other terms of the SARs.

RESTRICTED STOCK

The Equity Incentive Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares of Common Stock which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment or certain other events prior to the end of a restriction period established by the Committee. Such an award entitles the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

OTHER STOCK-BASED AWARDS, BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS

In order to enable the Company to respond to business and economic developments and trends in executive compensation practices, the Equity Incentive Plan authorizes the Committee to grant awards that are denominated or payable in, or valued in whole or in part by reference to the value of, Common Stock. The Committee will determine the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding and forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus, free of restrictions, or to grant shares or other awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

CASH PAYMENTS

The Committee may grant the right to receive cash payments whether as a separate award or as a supplement to any stock-based awards. Also, to encourage participants to retain awards payable in stock by providing a source of cash sufficient to pay the income and employment taxes imposed as a result of a payment pursuant to, or the exercise or vesting of, any award, the Equity Incentive Plan authorizes the Committee to grant a Tax Bonus in respect of any award.

PERFORMANCE UNITS

The Committee is also authorized to grant performance units. A performance unit is a right to receive a payment in cash equal to the increase in the book value of the Company if specified performance goals during a specified time period are met. The Committee has the discretion to establish the performance goals and the performance periods relating to each performance unit. A performance goal is a goal expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement selected by the Committee, in its discretion, and may relate to the operations of the Company as a whole or any subsidiary, division or department, and the performance periods may be of such length as the Committee may select. Neither the performance goals nor the performance periods need be identical for all performance units awarded at any time or from time to time.

PERFORMANCE-BASED AWARDS

The Committee may (but is not required to) grant awards pursuant to the Equity Incentive Plan to a participant who, in the year of grant, may be among the Company's Chief Executive Officer and the four other most highly compensated executive officers ("Covered Employees"), which are intended to qualify as a Performance-Based Award. If the Committee grants an award as a Performance-Based Award, the right to receive payment of such award, other than stock options and SARs granted at not less than fair market value on the date of grant, will be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals may vary from participant to participant and Performance-Based Award to Performance-Based Award. The goals will be based upon (i) the attainment of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholder's equity, financial return ratios, market performance or total stockholder return, and/or (ii) the completion of certain business or capital transactions. Before any Performance-Based Award is paid, the Committee will certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

OTHER TERMS OF AWARDS

The maximum amount which may be granted as Performance-Based Awards to any participant in any calendar year shall not exceed (i) stock-based awards for 500,000 shares of Common Stock (whether payable in cash or stock), subject to adjustment as provided in the Equity Incentive Plan, (ii) 500,000 performance units, (iii) a Tax Bonus payable with respect to the stock-based awards and performance units and (iv) cash payments (other than Tax Bonuses) of $1,000,000. The Committee has the discretion to grant an award that is not a Performance-Based Award to a participant who may be a Covered Employee.

In the discretion of the Committee, awards may be settled in cash, Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment of reasonable interest on any amounts deferred under the Equity Incentive Plan. Awards granted under the Equity Incentive Plan may not be pledged or otherwise encumbered. Generally, unless the Committee determines otherwise, awards are not transferable except by will or by the laws of descent and distribution, or (except in the case of an ISO) otherwise if permitted under Rule 16b-3 of the Exchange Act and by the Committee. The Equity Incentive Plan grants the Committee broad discretion in the operation and administration of the Equity Incentive Plan. This discretion includes the authority to make adjustments in the terms and conditions of, and the criteria included in performance conditions related to, any awards in recognition of unusual or nonrecurring events affecting the Company or in response to changes inapplicable laws, regulations or accounting principles. However, no such adjustment may adversely affect the status of any outstanding award as a Performance-Based Award. The Committee can waive any condition applicable to any award, and may adjust any performance condition specified in connection with any award, if such adjustment is necessary, to take account of a change in the Company's strategy, performance of comparable companies or other circumstances. However no adjustment may adversely affect the status of any outstanding award as a Performance-Based Award. Awards under the Equity Incentive Plan generally will be granted for no consideration other than services. The Committee may, however, grant awards alone, in addition to, in tandem with, or in substitution for, any other award under the Equity Incentive Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

CHANGE OF CONTROL

In the event of a change of control of the Company, all awards granted under the Equity Incentive Plan (including Performance-Based Awards) that are outstanding and not yet vested or exercisable or which are subject to restrictions, will become immediately 100% vested in each participant or will be free of any restrictions, and will be exercisable for the remaining duration of the award. All awards that are exercisable as of the effective date of the change of control will remain exercisable for the remaining duration of the award. Under the Equity Incentive Plan, a change of control occurs upon any of the following events: (i) the acquisition, in one or more transactions, of beneficial ownership by any person or group, (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary), of any securities of the Company such that, as a result of such acquisition, such person or group, either (A) beneficially owns, directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors (as defined in the Equity Incentive Plan); or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one or more transactions, of all or substantially all the Company's assets. The foregoing events will not be deemed to be a change of control if the transactions causing such change are approved in advance by the affirmative vote of at least a majority of the Continuing directors.

AMENDMENT AND TERMINATION

The Equity Incentive Plan is of indefinite duration; continuing until all shares and performance units reserved therefore have been issued or until terminated by the Board. The Board may amend, alter, suspend, discontinue, or terminate the Equity Incentive Plan or the Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the Equity Incentive Plan; or (iii) increase the number of shares of Common Stock subject to the Equity Incentive Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND THE PARTICIPANT

The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the Equity Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. A participant will not realize any income upon the award of an option (including any other stock-based award in the nature of a purchase right), an SAR or a performance unit, nor will the Company be entitled to any tax deduction. When a participant who has been granted an option which is not designated as an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will realize compensation income subject, in the case of an employee, to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

If a participant exercises an option which is designated as an ISO and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not realize any income upon the exercise of the ISO (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year after the transfer of the shares to the participant and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a "disqualifying disposition" of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

With respect to other awards (including an SAR or a performance unit) granted under the Equity Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will realize compensation income (subject, in the case of employees) to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

The Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a Change in Control may constitute a "parachute payment" under Section 280G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

SECTION 162(M) PROVISIONS

The Equity Incentive Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the Equity Incentive Plan which is intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code. Section 162(m) of the Code generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to any Covered Employee. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, because the Equity Incentive Plan has been approved by the Stockholders, the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as "performance-based compensation" should not be subject to the deduction limit of Section 162(m) of the Code, provided the Plan continues to be administered by a Committee consisting solely of two or more "outside directors" and the other requirements of Section 162(m) of the Code are satisfied. Nonqualified stock options granted with an option price less than the fair market value at the time of grant will not qualify as performance-based compensation. Not withstanding the foregoing, the Committee may, in the exercise of its discretion, issue stock option grants that would be subject to the deductibility limit where it deems such issuance to be in the best interests of the Company and it's stockholders.

NEW PLAN BENEFITS

Because awards under the Equity Incentive Plan are discretionary, the Company cannot currently determine the number of options that may be granted under the Equity Incentive Plan, as amended.

EQUITY COMPENSATION PLAN INFORMATION

          The following table sets forth certain information with respect to securities authorized for issuance under equity compensation plans as of December 31, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders:	3,490,000	$1.47	510,000

Equity compensation plans not approved by security holders:	—	—	—
TOTAL	3,490,000	$1.47	510,000

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2007 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 4

AMENDMENT OF THE COMPANY’S
2007 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK ISSUABLE THEREUNDER TO 50,000,000

At the  Meeting, the Stockholders will be asked to approve an amendment to the Company’s 2007 Non-Employee Directors Stock Option Plan (the “Directors Plan”) to increase the number of shares of Common Stock reserved for issuance under the Directors Plan from 1,000,000 to 50,000,000. This proposal will be effected only if Proposal No. 1 (Increase Authorized Shares of Common Stock) is approved.

A summary of the principal terms of the Directors Plan is set forth below. The summary of the Directors Plan below is qualified in its entirety by the 2002 Directors Plan attached hereto as APPENDIX C.

The Directors Plan is administered by the Board or, if so determined by the Board, by a committee consisting solely of two or more non-employee directors of the Company. The body administrating the Directors Plan is referred to herein as the "Administrative Body". The Administrative Body is authorized to construe, interpret and implement the provisions of the Directors Plan, to select the non-employee directors to whom awards will be granted, to determine the amount, terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Directors Plan. The shares available for grant under the Directors Plan may be authorized and unissued shares or treasury shares. If any shares of Common Stock subject to an award are forfeited or the award otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. Only directors not employed by the Company or any of its subsidiaries are eligible to participate in the Directors Plan.

Under the Directors Plan, the Administrative Body may issue only non-qualified options. Each option granted under the Directors Plan will, unless earlier terminated as provided in the Directors Plan, expire six years from the date of grant. If a non-employee director ceases to serve as a director of the Company, options issued to such a director under the Directors Plan will:

(i) in the case of removal for cause, terminate immediately;

(ii) in the case of death or disability, terminate two years after the date on which such director ceased to serve; and

(iii) in all other the cases (including failure to be renonimated or reelected), terminate 12 months after such director ceased to serve.

The exercise price of each option will be the fair market value of the Common Stock on the date of the grant of the option. The number of options and prices at which they are exercisable are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The Directors Plan continues in effect through December 31, 2013. The Board may amend, alter, suspend, discontinue, or terminate the Directors Plan. Notwithstanding the foregoing, any such amendment, alteration, suspension, discontinuation or termination shall be subject to the approval of the Company's stockholders if such approval is required by any applicable law or regulation or any applicable stock exchange rule. Additionally, without the consent of the an affected non-employee director, no amendment, alteration, suspension, discontinuation or termination of the Directors Plan may materially, adversely affect the rights of such non-employee director under any option theretofore granted.

FEDERAL TAX CONSEQUENCES

Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the 2007 Directors Plan. This description does not purport to be a complete description of the federal income tax aspects of the 2007 Directors Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular director eligible to receive options.

A director to whom an option is granted under the Directors Plan will not recognize any taxable income upon the grant of an option. Upon the exercise of such option, an optionee will generally recognize ordinary compensation income equal to the difference between the exercise price of the option and the fair market value of the Common Stock acquired on the date of exercise. The tax basis of such Common Stock to the optionee will equal the amount includable in the optionee's income as compensation, and the optionee's holding period for such Common Stock will commence on the day on which the optionee recognizes the compensation income in respect of such Common Stock. Any additional gain or any loss recognized on the subsequent disposition of the shares of Common Stock will be a capital gain or loss and will be a long-term gain or loss if the shares are held for more than one year. Generally, the Company will be entitled to a tax deduction upon the exercise of an option under the 2007 Directors Plan at the same time and in the same amount as the ordinary income recognized by the optionee.

NEW PLAN BENEFITS

Because awards under the Directors Plan are discretionary, the Company cannot currently determine the number of options that may be granted under the Directors Plan.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2002 DIRECTORS PLAN.

PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Rotenberg as the Company’s independent public accountants for the audit of the Company’s consolidated financial statements for the year ending December 31, 2009. The Board of Directors has directed that such appointment be submitted for ratification by the Stockholders at the Annual Meeting.

While stockholder ratification is not required for the appointment of Rotenberg since the Audit Committee has the responsibility for appointing the Company’s independent auditors, the appointment is being submitted for ratification with a view toward soliciting the stockholders’ opinion, which the Audit Committee will take into consideration in the future.

It is not anticipated that a representative of Rotenberg will be present at the Annual Meeting.

FEES

The following table presents fees for professional audit services rendered by Rotenberg, for the audit of the Company’s annual financial statements for 2008 and 2007. No other fees were billed, nor were other services rendered, by Rotenberg during 2008 and 2007.

	Fiscal Year Ended December 31, 2008	Transition Period Ended December 31, 2007

Audit Fees	$97,500	$74,000

Audit Related Fees	$—	$5,000

Tax Fees	$—	$—

All Other Fees	$—	$—

Total	$97,500	$79,000

Audit Fees were for professional services rendered for the audits of our consolidated financial statements, quarterly review of the financial statements included in Quarterly Reports on Form 10-Q, consents, and other assistance required to complete the year-end audit of the consolidated financial statements.

Audit-Related Fees were for assurance and related services reasonably related to the performance of the audit or review of financial statements and not reported under the caption Audit Fees.

Tax Fees were for professional services related to tax compliance, tax authority audit support and tax planning. All Other Fees include any other fees charged by our auditors that are not otherwise specified.

Our full Board pre-approves all audit and permissible non-audit services to be provided by our independent registered public accountants and the estimated fees for these services. None of the services provided by the independent registered public accountants that are described above were approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC’s rules and regulations.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER MATTERS

At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented for a vote thereat.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, stockholder proposals intended to be presented at the Company's 2010 annual meeting of stockholders must be made in accordance with the bylaws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than April 30, 2010. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in the 2010 proxy statement.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Meeting. If you are unable to be present in person, you may vote by telephone or via the internet. If you have received a paper copy of the proxy card by mail you may also sign, date and return the proxy card promptly in the enclosed postage-prepaid envelope.

By Order of the Board of Directors

/s/ Michael J. Goldberg
Michael Goldberg Acting Chief Executive Officer and President
November 13, 2009

ANNEX A

CERTIFICATE OF AMENDMENT

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
(775) 684-5708
Website:  secretaryofstate.biz

CERTIFICATE OF AMENDMENT (PURSUANT TO NRS 78.3865 and 78.:390)

ABOVE SPACE FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporation

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.  Name of corporation:
IDO Security Inc.

2.  The articles have been amended as follows (provide article numbers, if available):

Article 3 is amended to read that the total number of shares that the Corporation is authorized to issue is 5,020,000,000 shares, par value $0.001, and no shares without par value.  Of  the 5,020,000,000 shares, par value $0.001:  (a) 5,000,000,000 such shares shall be shares of Common Stock; and (b) 20,000,000 such shares shall be shares of Preferred Stock, of which 65,000 have been designated as Series A Cumulative Convertible Preferred Stock.  The Board of Directors is expressly authorized to issue from time to time all or any shares of Preferred Stock in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences (including seniority upon liquidation); relative participating, optional or other special rights, redemption rights, conversion privileges and such qualifications, limitations or restrictions thereof, as shall be adopted by the Board of Directors and set forth herein or an amendment hereto providing or the issuance of such series and to the fullest extent as now or hereafter permitted by these Amended and Restated Articles of Incorporation and the laws of the State of Nevada.  Unless a vote of any shareholder is required pursuant to the rights of the holders of a series of Preferred Stock, the Board of Directors may from time to time increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series.

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:  Majority

4. Effective date of filing (optional):______________________
(must be no later than 90 days after the certificate is filed)

5. Officer Signature (required):	/s/ Michael Goldberg

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required,of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:    Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

Annex B

 IDO SECURITY INC.
2007 EQUITY INCENTIVE PLAN

Section 1 . Purpose of the Plan

The purpose of the IDO Security Inc. Equity Incentive Plan, including Appendix I attached hereto  (the " Plan ") is to further the interests of IDO Security Inc. (the " Company ") and its shareholders by providing long-term performance incentives to those key employees and consultants and Service Providers of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

Section 2. Definitions

For purposes of the Plan, the following terms shall be defined as set forth below:

(a)
“Applicable Laws” means the requirement relating to the administration of employee stock option plans under the laws of the United States of America and of the State of Israel , any stock exchange or quotation system on which the shares shall be listed or quoted and the applicable laws of any country or jurisdiction where Options are granted under the Plan.

(b)
"Award" means any Option, Performance Unit, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan.

(c)	"Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

(d)
Cause" - shall mean (i) the willful failure by the Participant to perform substantially the Participant's duties (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the Participant's engaging in serious misconduct that is injurious to the Company or any Subsidiary, (iii) the Participant's having been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony, or (iv) breach of a fiduciary duty, or (v) the breach by the Participant of any written covenant or agreement not to compete, in each case with respect to the Company or any Subsidiary, regarding confidentiality of information of the Company or any Subsidiary or nonsolicitation or hiring of employees of the Company or any Subsidiary, or (vi) any other act or omission which in the reasonable opinion of the Company could be financially injurious to the Company or any Subsidiary, their reputation or business including but not limited to any other breach of Participant's employment agreement with the Group.

(e)
"Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

(f)	"Code" means the Internal Revenue Code of 1986, as amended from time to time.

(g)
A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

(h)	"Date of Grant" subject to Applicable Laws, is the date on which the Committee grants the Award.

(i)	"Eligible Employee" shall mean each Executive Officer and any other employee or consultant of the Company or its Subsidiaries, but shall not include Directors who are not employees of any such entity.

(j)
"Employment" shall mean, continuous and regular salaried employment with the Company or a Subsidiary, which shall include (unless the Committee shall otherwise determine) any period of vacation, any approved leave of absence or any salary continuation or severance pay period and, at the discretion of the Committee, may include service with any former Subsidiary of the Company

(k)	"Executive Officer" - shall mean those persons who are officers of the Company within the meaning of Rule16a-1(f) of the Exchange Act.

(l)	"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

(m)
"Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.. Notwithstanding the foregoing, (i) in the case of any Award made on the date of the initial public offering of the Company's Common Stock, "Fair Market Value" on such date shall be the price at which the Company's Common Stock is sold to the public in such initial public offering and (ii) in the case of any Award made prior to the date of the initial public offering of the Company's Common Stock, "Fair Market Value" on such date shall be as determined in good faith by the Board.

(n)	“Group” shall mean the Company’s group of companies including, inter alia, its Parent or Subsidiary or any other affiliate or successor company as the Board shall determine

(o)	"ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

(p)	"Limited SAR" means an SAR exercisable only for cash upon a Change of Control or other event, as specified by the Committee.

(q)
"Option" means a right granted to a Participant pursuant to Section 6(b) to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

(r)
"Performance Unit" means a right granted to a Participant pursuant to Section 6(c) to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

(s)	“Participants” means key employees and consultants who will receive Awards pursuant to the Plan.

(t)	"Restricted Stock" means Stock awarded to a Participant pursuant to Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

(u)
"Service Provider" - means an employee, Director, supplier, advisor or Consultant of the Company, provided, however, that a consultant or advisor must be an individual who is providing or will be providing bona fide services to the Company, with such services (1) not being in connection with the offer or sale of securities in a capital-raising transaction, and (2) not directly or indirectly promoting or maintaining a market for securities of the Company.

(v)
"Stock-Based Award" - means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

(w)
"SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(e) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the Date of Grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

(x)
"Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

(y)
"Tax Bonus" means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of  (i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay, according to any applicable laws, income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

(z)
"Ten Percent Stockholder" means a person who owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its Subsidiaries immediately before such Option is granted.

Section 3 . Administration of the Plan

The Plan shall be administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee composed of at least two non employee members of the Board. Any such committee designated by the Board, and the Board itself acting in its capacity as administrator of the Equity Incentive Plan, is referred to herein as the "Committee." After any such designation, no member of the Committee while serving as such shall be eligible for participation in the Plan. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion:
(a)	to select the Participants ;

(b)	to determine the type or types of Awards to be granted to each Participant;

(c)
to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability  or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award;

(d)
to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered;

(e)	to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied;

(f)
to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

(g)
to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated Service Providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Applicable Laws.

Section 4 . Participation in the Plan

Participants in the Plan shall be selected by the Committee from among the key employees and consultants of the Company and its Subsidiaries, provided, however, that only key employees shall be eligible to receive ISOs under the Plan.

Section 5 . Plan Limitations; Shares Subject to the Plan

(a)
Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of common stock, $0.01 par value, of the Company (the "Stock") available for issuance as Awards under the Plan shall not exceed 3,000,000 shares.

(b)
Subject to the provisions of Section 8(a) hereof, the aggregate number of Performance Units which may be awarded under the Plan shall not exceed 500,000. If any Performance Units awarded under the Plan shall be forfeited or canceled, such Performance Units shall thereafter be available for award under the Plan.

No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

(d)
To the extent required by Section 162(m) of the Code (as amended from time to time), the reprising of an Option shall be treated as the grant of a new option and the cancellation of the reprised Option.

Section 6 .   Awards

(a)
General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the Date of Grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by a relevant Award Agreement.

(b)	Options. The Committee may grant Options to Participants on the following terms and conditions :

(i)
The Incentive Stock Option price per share of Stock shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the time of the Option Grant Date.

The aggregate Fair Market Value, determined as of the Option Grant Date, of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by any Eligible Participant shall not exceed one hundred thousand dollars ($100,000); provided, however, to the extent permitted under Section 422 of the Code:

if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

if the exercise of an Incentive Stock Option is accelerated by reason of an Acceleration Event, any portion of such Award that is not exercisable as an Incentive Stock Option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

Incentive Stock Options shall be granted only to an Eligible Participant who, at the time of the Option Grant Date, does not own Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company; provided, however, the foregoing restriction shall not apply if at the time of the Option Grant Date the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Incentive Stock Option and such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Option Grant Date.

The Committee may adopt any other terms and conditions which it determines should be imposed for the Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV as determined by the Committee.

The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an Incentive Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

If the Incentive Stock Option Award Agreement so provides, the Committee may require that all or part of the shares of Stock to be issued upon the exercise of an Incentive Stock Option shall take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise, as determined by the Committee, on the basis of the Fair Market Value of such Deferred Stock or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

(ii)
Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable laws), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

(iii)
Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

(c)	Performance Units. The Committee is authorized to grant Performance Units to Participants on the following terms and conditions:

(i)
Performance Criteria and Period. At the time it makes an award of Performance Units, the Committee shall establish both the performance goal or goals and the performance period or periods applicable to the Performance Units so awarded. A performance goal shall be a goal, expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement deemed appropriate by the Committee, or may relate to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division or department. The performance period will be the period of time over which one or more of the performance goals must be achieved, which may be of such length as the Committee, in its discretion, shall select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. The Committee shall have the authority, in its discretion, to accelerate the time at which any performance period will expire or waive or modify the performance goals of any Participant or Participants. The Committee may also make such adjustments, to the extent it deems appropriate, to the performance goals for any Performance Units awarded to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of business or Subsidiaries or any unusual circumstances outside of management's control which, in the sole judgment of the Committee, alters or affects the computation of such performance goals or the performance of the Company or any relevant Subsidiary, division or department.

(ii)
Value of Performance Units. The value of each Performance Unit at any time shall equal the book value per share of the Company's Stock, as such value appears on the consolidated balance sheet of the Company as of the end of the fiscal quarter immediately preceding the date of valuation.

(d)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)
Restricted Period. Restricted Stock awarded to a Participant shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

(ii)
Forfeiture. Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

(iii)
Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(iv)
Rights as a Shareholder. Subject to the terms and conditions of the Award Agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

(e)	Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)
Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the Date of Grant of the SAR, which grant price (except as provided in Section 7(a)) shall not be less than the Fair Market Value of one share of Stock on the Date of Grant.

(ii)
Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

(f)
Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)
Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in Sections 6(b) and (d) through (e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

(i)
Cash Payments. The Committee is authorized, subject to limitations under any applicable laws, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

Section 7.   Additional Provisions Applicable to Awards

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

(i)
granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

(ii)
retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the Date of Grant of the later Award or at the Date of Grant of the earlier Award or award.

(b)
Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

(c)
Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

(d)
Term   of Awards.  If not previously exercised each Option shall expire upon the earlier of the tenth (10th) anniversary of the date of the grant thereof or (subject to section 9) upon the termination of the Participant's Employment (or, if applicable, on the day following the last day on which such Option is exercisable), provided that (i) the Committee may establish a shorter term for an Option at the time of the grant of such Option and (ii) in the case of an ISO issued to a Participant who owns stock in the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, such Incentive Stock Option shall expire on the fifth (5th) anniversary of the Date of Grant. For purposes of the preceding sentence, a person's stock ownership will be determined using the constructive ownership rules contained in Code Section 424(d), as amended from time to time.

(e)
Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in installments, or on a deferred basis), in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

(f)
Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

(g)
Awards to Comply with Section 162(m) of the Code. The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant who, in the year of grant, may be a "covered employee," within the meaning of Section 162(m) of the Code, which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals, which may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, shall be based upon the attainment by the Company or any Subsidiary, division or department of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholders' equity, financial return ratios, market performance or total stockholder return, and/or the completion of certain business or capital transactions. Before any compensation pursuant to a Performance-Based Award is paid, the Committee shall certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

The maximum amount which may be granted as Performance-Based Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 100,000 shares of Stock (whether payable in cash or stock), subject to adjustment as provided in Section 8(a) hereof, (ii) 100,000 Performance Units, (iii) a Tax Bonus payable with respect to the Stock-Based Awards described in clause (i) and Performance Units described in clause (ii), and (iv) cash payments (other than Tax Bonuses) of $1,000,000.

(h)
Change of Control. In the event of a Change of Control of the Company, all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Award. All Awards that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Award.

Section 8 .  Adjustments upon Changes in Capitalization; Acceleration in Certain Events

(a)
In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

(b)
In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

Section 9 . T ermination of Employment

Unless the Committee shall otherwise determine at or after grant, in the event of termination of Participant's employment with the Company or any Subsidiary other than for Cause, disability or death, or if applicable, the termination of services given by the Participant to the Company or the subsidiary other than for Cause, Disability or Death, all Options granted to that Participant, which are vested and exercisable at the time of such termination, may, unless earlier terminated in accordance with the provisions of the Plan or the Option Agreement, be exercised within three (3) months   after the date of such termination. If, on the date of termination, the Shares subject to the Option have not vested in their entirety, any Shares covered by the unvested portion of the Option shall expire and be of no further force and effect and revert to the Plan. If the vested portion of the Option is not so exercised within the time specified herein, such vested portion of the Option shall expire and be of no further force and effect, and the Shares covered by such Option shall revert to the Plan.

In the event of termination of Participant's employment with the Company, or if applicable, the termination of services given by the Participant to the Company by reason of death or total and permanent Disability (within the meaning of Section 22(e)(3) of the Code), or Retirement, the outstanding Options, which were vested on the date of termination, may be exercised by the Participant, the Participant's legal guardian, the Participant’s estate or a person who acquires the right to exercise the Option by bequest or inheritance, as the case may be, within twelve  (12) months after termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  If, on the date of termination, there are Options which are not entirely vested, the Shares covered by the unvested portion of the Options shall revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the

Shares covered by such Option shall revert to the Plan.

If a Participant's employment is terminated for Cause, all Options held by the Participant shall immediately terminate, regardless of whether then exercisable, unless otherwise determined by the Committee.

In the event of a Participant's termination of Employment for any reason not described in the preceding sentences, the Participant (or, in the event of the Participant's death or disability during the period during which an Option is exercisable under this sentence, the Participant's beneficiary or legal representative) may exercise any Option which was exercisable at the time of such termination for 90 days (or such greater or lesser period as the Committee shall specify at or after the grant of such Option.

Section 10 -   General Provisions

(a)
Changes to the Plan and Awards. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

No amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Stock or the number of Performance Units subject to the Plan.

(b)
No Right to Award or Employment. No employee or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

(c)
Tax Consequences. Any tax consequences arising from the grant or exercise of any Award or from the disposition of Shares or from any other event or act (whether of the Participant or of the Company) hereunder, shall be borne solely by the Participant. The Company shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source.   Furthermore, such Participant shall agree to indemnify the Company that employs the Participant and/or the Company’s Stockholders and/or directors and/or officers if applicable, and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.  Except as otherwise required by law, the Company shall not be obligated to honor the exercise of any Option by or on behalf of an Participant until all tax consequences (if any) arising from the exercise of such Options are resolved in a manner reasonably acceptable to the Company.

(d)
Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

(e)
No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

(f)
Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

(g)	Governing Law.

(i) The Plan and all instruments issued there under or in connection therewith , shall be governed by, construed, enforced and interpreted in accordance with, the laws of the State of Nevada.

(h)	Non-Exclusivity of the Plan

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases.

For the avoidance of doubt, prior grants of options to Participants of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this Plan.

(i)	Inability to Obtain Authority

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(j)	Multiple Agreements

The terms of each Option may differ from other Options granted to each Participant under the Plan at the same time.  The Committee may also grant more than one Option to a given Participant during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Participant.

(k)	Disputes

Any dispute or disagreement which may arise under or as a result of or pursuant to this Plan or the Options Agreements shall be determined by the Board in its sole discretion and any interpretation made by the Board of the terms of the Plan or the Option Agreements shall be final, binding and conclusive.

(l)	Effective Date. The effective date of the Plan is _____________.

(m)	Adoption of the Plan and Effective Date. The Plan shall be adopted by the requisite vote of the stockholders of the Company and shall be effective as of such date.

Adopted by the Board on _____________.

Signed IDO SECURITY INC
Title

ANNEX C

2007 NON-EMPLOYEE DIRECTORS STOCK OPTOIN PLAN

IDO SECURITY INC.
2007 NON-EMPLOYEE DIRECTORS
STOCK OPTION PLAN

1. Purpose. The IDO Security Inc. 2007 Non-Employee Directors Stock Option Plan (the "Plan") is designed to aid IDO Security Inc., a Nevada corporation (the "Company"), in retaining and attracting non-employee directors (directors who are not employees of the Company or of any corporation, partnership, joint venture or other business entity of which fifty percent (50%) or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company) of exceptional ability by enabling such non-employee directors to purchase a proprietary interest in the Company, thereby stimulating in such individuals an increased desire to render greater services that will contribute to the continued growth and success of the Company.

2. Amount and Source of Stock. The total number of shares of the Company's common stock, $.001 par value per share (the "Stock"), which may be the subject of options granted pursuant to the Plan shall not exceed 1,000,000, subject to adjustment as provided in paragraph 10. Such Stock may be reserved or made available from the Company's authorized and unissued Stock or from Stock reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full for any reason, then the Stock subject to such option shall be added to the Stock otherwise available for issuance pursuant to the exercise of options under the Plan.

3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, if determined by the Board, a committee selected by the Board and comprised solely of two or more members of the Board, who are "Non-Employee Directors" as that term is defined in Rule 16b-3(b)(3) (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended. The corporate body administering the Plan is hereinafter referred to as the "Administrative Body." The Administrative Body shall have all the powers vested in it by the terms of the Plan. Such powers include the authority to select the participants who will receive options under the Plan, to prescribe the form of the individual option agreements, to grant options under the Plan, to fix the vesting and other terms of each option grant, to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Administrative Body in the administration of the Plan shall be final and conclusive.

4. Option Grants.

(a) Each non-employee director shall be eligible to receive grants of options at such time or times and for such number of shares of Stock as the Board or Administrative Body, in its discretion, shall determine. The date on which an option is granted under this subparagraph to a specified individual shall constitute the date of grant of such option (the "Date of Grant").

(b) The terms relating to the vesting of the option shall be fixed by the Administrative Body or Board at the time of the grant of the option.

5. Option Price. The exercise price of the Stock purchasable under any option granted pursuant to the Plan shall be equal to the Fair Market Value of a share of Stock on the Date of Grant. For purposes of the Plan, the "Fair Market Value" of a share of Stock shall mean (i) if the Stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the Date of Grant (or if there is no closing price for such Date of Grant, then the last preceding business day on which there was a closing price); or (ii) if the Stock is traded on the over-the-counter market and quotations are published on the NASDAQ quotations system (but not on NMS), the per share closing bid price of the Stock on the Date of Grant as reported by NASDAQ (or if there is no closing bid price for such Date of Grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Stock is traded on the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Stock; or (iv) if the Stock is not traded on a securities exchange or the over-the-counter market, the valuation accorded to each share of Stock by the Administrative Body.

6. Term of Option.

(a) Unless earlier terminated pursuant to the other provisions herein, the option hereby granted shall terminate at the close of business on the date six (6) years from the Date of Grant (the "Expiration Date").

(b) If the non-employee director is removed as a director of the Company for cause (as determined in accordance with applicable law) by the stockholders of the Company, the unexercised portion of the option will terminate simultaneously with the non-employee director's removal as a director.

(c) If a non-employee director ceases to be a director of the Company on account of his or her death or disability, then the option may be exercised at any time prior to the earlier of the Expiration Date and twenty four (24) months after the date that the non-employee director ceases to be a director of the Company, and any part of the option which is not so exercised within such period shall thereupon terminate.

(d) If a non-employee director ceases to be a director of the Company for any reason (other than cause, death or disability), then the option may be exercised at any time prior to the earlier of the Expiration Date and twelve   (12) months after the date that the non-employee director ceases to be a director of the Company, and any part of the option which is not so exercised within such period shall thereupon terminate.

(e) No option granted hereunder shall be exercisable unless and until the non-employee director has entered into an individual option agreement with the Company that shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the optionee during normal business hours at the principal office of the Company), and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary (or such other officer as is specified in the individual option agreement) of the Company at its then principal office. Such notice shall specify the number of shares of Stock for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 11(b), and (ii) payment of the aggregate option price. The Administrative Body shall determine whether the exercise price for an option shall be paid in cash, by the surrender at Fair Market Value of Stock (held for at least six (6) months), by any combination of cash and shares of Stock, including, without limitation, cash, Stock or other property (including notes or other contractual obligations of non-employee directors to make payment on a deferred basis), the means or methods of payment, including through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which, or the time or times at which, Stock will be delivered or deemed to be delivered to non-employee directors upon the exercise of such option. Delivery of such notice shall constitute an irrevocable election to purchase the Stock specified in such notice, and the date on which the Company receives the last of such notice, documentation and the aggregate option exercise price for all of the Stock covered by the notice shall, subject to the provisions of paragraph 11 hereof, be the date as of which the Stock so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Stock to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this paragraph 7.

8. Right of the Company to Terminate Services of a Non-Employee Director. Nothing contained herein or in any individual option agreement shall be construed to confer on any non-employee director any right to continue as a director of the Company or derogate from any right of the Company, the Board or the stockholders of the Company to remove or not renominate such non-employee director as a director of the Company, with or without cause.

9. Non-transferability of Options. No option granted under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such non-employee director to, any party, other than the Company, or assigned or transferred by such non-employee director otherwise than by will or the laws of descent and distribution, and such option shall be exercisable during the lifetime of the non-employee director only by the non-employee director or his or her guardian or legal representative. Notwithstanding the foregoing, the Administrative Body may, in its discretion, provide that an option of a non-employee director granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Administrative Body may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a non-employee director may, in the manner established by the Administrative Body, designate a beneficiary (which may be a person or a trust) to exercise the rights of the non-employee director, and to receive any distribution, with respect to any option upon the death of the non-employee director. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any non-employee director shall be subject to all terms and conditions of the Plan and any individual option agreement applicable to such non-employee director, except as otherwise determined by the Administrative Body, and to any additional restrictions deemed necessary or appropriate by the Administrative Body.

10. Adjustments Upon Certain Events. In the event that the Administrative Body shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of non-employee directors under the Plan, then the Administrative Body shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock that may thereafter be issued in connection with options, (ii) the number and kind of shares of Stock issuable in respect of outstanding options, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding option.

11. General Restrictions.

(a) No option granted hereunder shall be exercisable if the Company shall at any time determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Stock otherwise deliverable upon such exercise, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (i) or clause (ii) above, the exercisability of such options shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

(b) The Administrative Body may require, as a condition to the right to exercise an option, that the Company receive from the non-employee director holding the option, at the time of any such exercise, representations, warranties and agreements to the effect that the Stock is being purchased by the non-employee director for investment only and without any present intention to sell or otherwise distribute such Stock and that the non-employee director will not dispose of such Stock in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Stock shall bear appropriate legends summarizing such restrictions on the disposition thereof.

12. Changes to the Plan.

(a) The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Administrative Body's authority to grant options under the Plan without the consent of the Company's stockholders or non-employee directors, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected non-employee director, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such non-employee director under any option theretofore granted and any individual option agreement relating thereto. Subject to applicable law, the Administrative Body may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any option theretofore granted and any individual option agreement relating thereto; provided, however, that without the consent of an affected non-employee director, no such amendment, alteration, suspension, discontinuation, or termination of any option may materially and adversely affect the rights of such non-employee director under such option.

(b) The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

13. Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on October 18, 2017, and no options under the Plan shall thereafter be granted.

14. Fractional Shares. The Company will not be required to issue any fractional shares of Stock pursuant to the Plan. The Administrative Body may provide for the elimination of fractions and for the settlement of fractions in cash.

15. Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Administrative Body may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Administrative Body alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected non-employee director, any other non-employee director, any employee, the Company, any stockholder or any other person.

16. Adoption of the Plan and Effective Date. The Plan shall be adopted by the requisite vote of the stockholders of the Company and shall be effective as of such date.

IDO SECURITY, INC.
ATTN: MICHAEL GOLDBERG
17 STATE STREET
2ND FLOOR
NEW YORK, NY 10004

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Michael Goldberg 02 Irit Reiner 03 John Mitola

02 0000000000

The Board of Directors recommends you vote FOR the following proposal(s):

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting Yes ☐ No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000031544_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement, Second Quarter Material is/are available at www.proxyvote.com .

IDO SECURITY, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 24, 2009 AT 12:30 P.M. EST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a stockholder of IDO SECURITY INC. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Michael J. Goldberg, proxy with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at the Company's premises at 17 State Street, New York, NY 10004 on December 24, 2009, at 12:30 P.M. EST, or at any adjournment or postponement thereof, and there to vote, as designated below.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000031544_2 R2.09.05.010